                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement   [ ]  Confidential for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2)

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to rule 14a-11(c) or Rule 14a-12





                                         NOVAMETRIX MEDICAL SYSTEMS INC.
--------------------------------------------------------------------------------------------------------------------------------
                                  (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------------------------------------------------------
                     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):


        [X]  No fee required.


        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


        (1)         Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------------------------------------------------------

        (2)         Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------------------------------------------------------

        (3)         Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------------------------------------------------------

        (4)         Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------------------------------------------------------

        (5)         Total fee paid:
--------------------------------------------------------------------------------------------------------------------------------

        [ ]         Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------------------------------------------------------

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


        (1)         Amount previously paid
--------------------------------------------------------------------------------------------------------------------------------

        (2)         Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------------------------------------------------------

        (3)        Filing Party:
--------------------------------------------------------------------------------------------------------------------------------

        (4)         Date Filed:
--------------------------------------------------------------------------------------------------------------------------------

                         NOVAMETRIX MEDICAL SYSTEMS INC.
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 3, 2000
                                 ---------------

                                                        Wallingford, Connecticut
                                                                 August 23, 2000

To  the Holders of Common Stock of
  NOVAMETRIX MEDICAL SYSTEMS INC.:

       The Annual Meeting of the Stockholders of NOVAMETRIX MEDICAL SYSTEMS INC. (the "Company") will be held at the Ramada Plaza Hotel, 275 Research Parkway, Meriden, Connecticut 06450 on Tuesday, October 3, 2000, at 10:30 AM for the following purposes, as more fully described in the accompanying Proxy Statement:

       1. To elect three Class B directors of the Company for the next three years.

       2. To consider and take action upon a proposal to approve the Novametrix Medical Systems Inc. 2000 Long Term Incentive Plan.

       3. To consider and take action upon a proposal to approve the Novametrix Medical Systems Inc. 2000 Employee Stock Purchase Plan.

       4. To consider and take action upon a proposal to ratify the Board of Directors' selection of Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending April 29, 2001.

       5. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

       The close of business on August 4, 2000 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                                           By Order of the Board of Directors,


                                           Joseph A. Vincent, Secretary

       YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE MARK, SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT YOUR VOTE CAN BE RECORDED.

                         NOVAMETRIX MEDICAL SYSTEMS INC.

                                 --------------

                                 PROXY STATEMENT

                                 --------------



       This Proxy Statement, which will be mailed commencing on or about August 23, 2000 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of Novametrix Medical Systems Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on October 3, 2000 and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Meeting will be held at the Ramada Plaza Hotel, 275 Research Parkway, Meriden, Connecticut 06450. The Company's executive offices are located at 5 Technology Drive, Wallingford, Connecticut 06492.

       Holders of record of issued and outstanding shares of common stock, $.01 par value ("Common Stock"), of the Company as of August 4, 2000 (the "Record Date") will be entitled to notice of and to vote at the Meeting as described below. On the Record Date, there were issued and outstanding 8,671,235 shares of Common Stock. The Company has no class or series of stock outstanding and entitled to vote at the Meeting other than the Common Stock. Each share of Common Stock is entitled to one vote with respect to each matter to be voted on at the Meeting.

       The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting or any adjournments thereof. Directors of the Company are elected by a plurality vote. Adoption of Proposals 2, 3 and 4 will require the affirmative vote of a majority of the shares present at the Meeting, in person or by proxy, and entitled to vote on those proposals. Abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

       The stockholders (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act")) who, to the knowledge of the Board of Directors of the Company beneficially owned more than five percent of the Common Stock as of July 1, 2000, and their respective shareholdings as of such date (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.



                                                         SHARES OF COMMON STOCK                        PERCENT
NAME AND ADDRESS                                           BENEFICIALLY OWNED                         OF CLASS
----------------                                         ----------------------                       --------
General Electric Company (1)
  3135 Easton Turnpike
  Fairfield, Connecticut 06431
GE Marquette Medical Systems, Inc. (1)
  8200 West Tower Avenue
  Milwaukee, Wisconsin 53223                                    750,000                                 8.4%

Charles F. Manning, Jr., M.D. Group (2)
  1831 Ox Bottom Road
  Tallahassee, Florida 32312                                    575,338                                 6.6%


-----------
(1) Information as to General Electric Company ("General Electric") and GE Marquette Medical Systems, Inc. ("GE Marquette") is based upon a report on Schedule 13G filed with the Securities Exchange Commission (the "Commission") on March 16, 2000 by General Electric and GE Marquette. Such report indicates that GE Marquette beneficially owns an aggregate of 750,000 shares. General Electric disclaims beneficial ownership of the shares of Common Stock issued to GE Marquette.

(2) Information as to the Charles F. Manning, Jr., M.D. Group is based upon reports on Schedule 13D filed with the Commission on April 10, 1997 by such Group. Such reports indicate that such Group beneficially owns an aggregate of 575,338 shares, which includes 72,570 shares issuable on the exercise of currently exercisable warrants.

SECURITY OWNERSHIP OF MANAGEMENT

       The following table sets forth, as of July 1, 2000, the number of shares of Common Stock beneficially owned by each of the Company's directors and each executive officer named in the Summary Compensation Table, and all directors and executive officers as a group, according to information furnished by such persons to the Company.

                                                                                  SHARES OF COMMON STOCK                PERCENT
NAME AND ADDRESS                                                                    BENEFICIALLY OWNED                 OF CLASS
----------------                                                                    ------------------                 --------
Jeffery A. Baird.............................................                               22,446 (1)                     *
           Corporate Controller and Treasurer
Paul A. Cote.................................................                               64,430 (2)                     *
          Director of the Company
Vartan Ghugasian.............................................                               67,500 (3)                     *
          Director of the Company
Thomas M. Haythe.............................................                               146,040 (4)                   1.7%
          Director of the Company
William J. Lacourciere.......................................                               416,133 (5)                   4.8%
          Chairman of the Board, Chief Executive Officer and
          Director of the Company
John P. Mahoney..............................................                               184,975 (6)                   2.1%
          Director of the Company
Philip F. Nuzzo..............................................                                51,431 (7)                     *
          Vice President - Marketing and Product Development
Photios T. Paulson...........................................                                40,500 (8)                     *
          Director of the Company
Steven J. Shulman............................................                                37,666 (9)                     *
          Director of the Company
Joseph A. Vincent............................................                                85,134 (10)                  1.0%
           Executive Vice President, Chief Financial Officer
           and Secretary
All directors and executive officers as a
           group (eleven persons)............................                             1,121,255(1)(2)(3)(4)           12.5%
                                                                                        (5)(6)(7)(8)(9)(10)(11)


--------------

*        Less than one percent.

(1) Includes (i) 1,533 shares held for the account of Mr. Baird under the Novametrix Medical Systems Inc. Employee Stock Ownership Plan (the "ESOP") and (ii) 20,166 shares issuable upon the exercise of currently exercisable stock options held by Mr. Baird.

(2) Includes 5,575 shares issuable upon the exercise of currently exercisable warrants held by Mr. Cote, which warrants will expire on December 8, 2000, and 10,000 shares issuable upon the exercise of currently exercisable stock options held by Mr. Cote.

(3) Includes 1,000 shares issuable upon the exercise of currently exercisable warrants held by Dr. Ghugasian, which warrants will expire on December 8, 2000, and 10,000 shares issuable upon the exercise of currently exercisable stock options held by Dr. Ghugasian.

(4) Includes 25,000 shares issuable upon the exercise of currently exercisable stock options held by Mr. Haythe.

(5) Includes (i) 5,907 shares held for the account of Mr. Lacourciere under the ESOP, (ii) 1,000 shares issuable upon the exercise of currently exercisable warrants held by Mr. Lacourciere, which warrants will expire on December 8, 2000, and (iii) 63,333 shares issuable upon the exercise of currently exercisable stock options held by Mr. Lacourciere.

(6) Includes 10,400 shares issuable upon the exercise of currently exercisable warrants held by Dr. Mahoney, which warrants will expire on December 8, 2000, and 6,666 shares issuable upon the exercise of currently exercisable stock options held by Dr. Mahoney.

(7) Includes (i) 2,561 shares held for the account of Mr. Nuzzo under the ESOP and (ii) 44,000 shares issuable upon the exercise of currently exercisable stock options held by Mr. Nuzzo.

(8) Includes 10,000 shares issuable upon the exercise of currently exercisable warrants held by Mr. Paulson, which warrants will expire on November 30, 2002, and 25,000 shares issuable upon the exercise of currently exercisable stock options held by Mr. Paulson.

(9) Includes 31,666 shares issuable upon the exercise of currently exercisable stock options held by Mr. Shulman.

(10) Includes (i) 3,176 shares held for the account of Mr. Vincent under the ESOP, (ii) 200 shares issuable upon the exercise of currently exercisable warrants held by Mr. Vincent, which warrants will expire on December 8, 2000, and (iii) 34,000 shares issuable upon the exercise of currently exercisable stock options held by Mr. Vincent.

(11) Includes shares held by Thomas M. Patton, who was appointed President and Chief Operating Officer of the Company on May 22, 2000.

                            I. ELECTION OF DIRECTORS

       The Company's Certificate of Incorporation provides for the division of the Board of Directors into three classes. The Class A directors of the Company are Paul A. Cote and Vartan Ghugasian, the Class B directors of the Company are John P. Mahoney, Photios T. Paulson and Steven J. Shulman, and the Class C directors of the Company are Thomas M. Haythe and William J. Lacourciere. Each class of directors is elected to serve for a term of three years. If the number of directors is increased, the increase will be apportioned among the classes so as to make all classes as nearly equal in number as possible.

       Three Class B directors will be elected at the Meeting to serve for three years and until their respective successors shall have been elected and qualified. The Class C directors will be elected at the 2001 Annual Meeting and the Class A directors will be elected at the 2002 Annual Meeting. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of the nominees for Class B director, John P. Mahoney, Photios T. Paulson and Steven J. Shulman, unless otherwise instructed in such Proxy. In case any of the nominees is unable or declines to serve, such persons reserve the right to vote the shares represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead. The Board of Directors has no reason to believe that any of the nominees will be unable or will decline to serve.

       Information concerning the nominees for election as Class B directors and the other directors of the Company whose terms of office will continue after the Meeting is set forth below. Such information was furnished by them to the Company.

NOMINEES FOR ELECTION

            JOHN P. MAHONEY (Class B director), age 52; Staff Pathologist, Pathology Associates, Inc. (pathology group providing services in surgical, cytologic, clinical and forensic pathology) from 1981 to 1994 and since 1996; during such time, has served as Chief of Staff, Tallahassee Community Hospital; President, Capital Medical Society; Associate Medical Examiner, State of Florida, District II; President and Chief Executive Officer, Health Enterprises, Inc. (holding company that included a 62,000 member health maintenance organization,  which was merged  with  Coastal  Physicians  Group in
            1995),  from 1987 to 1995;  Director  of the Company  since  October
            1997.

            PHOTIOS T. PAULSON (Class B director), age 61; Vice President, bioMerieux Alliance, SA (privately-held French holding company), since January 1995; Chairman, bioMerieux Vitek Inc. (manufacturer of clinical diagnostic systems), from 1991 to 1995; Senior Advisor-Health Care Industry and International Investment Banking, Prudential Securities Inc. (investment bankers), from 1987 to 1991; Director of Vasomedical, Inc. (a provider of EECP cardiovascular therapy products) and of Silliker, Inc. (a provider of laboratory testing services for the food industry); Director of the Company since July 1992.

            STEVEN J. SHULMAN (Class B director), age 49; Chairman and Chief Executive Officer of Internet HealthCare Group, L.L.C. (a privately-held company which acquires equity positions in and builds emerging healthcare related companies); President and Chief Executive Officer of Prudential HealthCare (one of the nation's ten largest healthcare providers) from August 1997 to July 1999; President, Pharmacy & Disease Management Group of Value Health, Inc. (provider of specialty managed care programs) from November 1995 to March 1997; Executive Vice President, Value Health, from April 1991 until September 1993; Senior Vice President, Value Health from prior to 1991 until September 1993; Acting President and Chief Executive Officer of American PsychManagement, Inc. (wholly-owned subsidiary of Value Health), October 1990 through April 1991; various managerial positions, CIGNA Healthplan, Inc. (provider of group life and health insurance, including managed care products) from prior to 1989; Director of Ramsay Youth Services, Inc. (a provider of youth and educational services); Director of the Company since November 1993.

OTHER DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE AFTER THE MEETING

            PAUL A. COTE (Class A director), age 70; practicing lawyer in Maine since 1955; President and Director, Cote, Cote & Hamann (law firm); Director, Secor Federal Savings & Loan, Birmingham, Alabama, from 1992 to 1994; Director, Northeast Bankshare Association (later became Norstar and subsequently Fleet Bank), from 1975 to 1989; Member, Advisory Board, of Norstar and Fleet Bank, from 1990 to 1992; Director of the Company since November 1996.

            VARTAN GHUGASIAN (Class A director), age 55; practicing dentist in Massachusetts since 1972; Associate in Prosthetic Dentistry, Harvard University School of Dental Medicine, from 1980 until 1993; former Director, Karagheusian Commemorative Corporation; Director of the Company since November 1996.

            THOMAS M. HAYTHE (Class C director), age 60; Legal and Business Consultant since February 1, 2000; Partner, Haythe & Curley (law firm) (renamed Torys) from 1981 to January 31, 2000; Director: Guest Supply, Inc. (provider of hotel guest room amenities, accessories and products), Westerbeke Corporation (manufacturer of marine engine products) and Ramsay Youth Services, Inc. (provider of youth and educational services); Director of the Company since March 1978.

            WILLIAM J. LACOURCIERE (Class C director), age 60; Chairman of the Board of the Company since September 1991; Chief Executive Officer of the Company since February 1991; President of the Company from August 1986 to May 2000; Chief Operating Officer of the Company from March 1983 to February 1991; Executive Vice President of the Company from March 1983 to August 1986; Executive Vice President - Marketing of the Company from October 1982 to March 1983; Vice President - Domestic Sales of the Company, April 1980 to October 1982; Director of the Company since October 1982.

       The Board of Directors has a Stock Option Committee, whose members are Messrs. Paulson (Chairman), Cote and Mahoney, a Compensation Committee, whose members are Messrs. Ghugasian (Chairman), Haythe and Shulman, and an Audit Committee, whose members are Messrs. Shulman (Chairman), Cote, Ghugasian, Mahoney and Paulson. The Board of Directors does not have a Nominating Committee.

       The Stock Option Committee administers the Company's Stock Option Plans, its 1997 Long Term Incentive Plan, the 1999 Incentive Plan and its Employee Stock Purchase Plan. The Compensation Committee determines the compensation arrangements for executive officers of the Company. Under the Charter of the Audit Committee, it is authorized, among other things, to review the results of the auditors' examinations and to make recommendations with respect to accounting practices and procedures and internal controls.

       During the fiscal year ended April 30, 2000, the Board of Directors of the Company met ten times. The Stock Option Committee met four times, the Audit Committee met one time and the Compensation Committee did not meet. All of the directors attended at least 75% of the total number of meetings of the Board of Directors and of the Committees of the Board on which such director served which were held during the time that such director served, except that Mr. Shulman attended 64% and Mr. Paulson attended 53% of such total number of meetings.

       No family relationships exist between any of the directors and officers of the Company.

       The Company's Certificate of Incorporation contains a provision, authorized by Delaware law, which eliminates the personal liability of a director to the Company or to any of its stockholders for monetary damages for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized a payment of a dividend or approved a stock repurchase in violation of Delaware corporate law, or obtained an improper personal benefit.

EXECUTIVE COMPENSATION

                        The following table sets forth information for the fiscal years ended April 30, 2000, May 2, 1999 and May 3, 1998 concerning the compensation of the Company's Chief Executive Officer and other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during the fiscal year ended April 30, 2000.


                           SUMMARY COMPENSATION TABLE

                                                                                    Long Term
                                                                                   Compensation
                                                        Annual Compensation           Awards
Name and                                    Fiscal      -------------------           ------              All Other
Principal Position                           Year        Salary      Bonus         Stock Options        Compensation (1)
------------------                           ----        ------      -----         -------------        ----------------

  William J. Lacourciere                       2000     $242,607    $  -0-             40,000                $1,533
     Chairman of the Board and Chief           1999      243,686       -0-                -0-                 1,552
     Executive Officer                         1998      250,000       -0-             50,000                 1,583

  Joseph A. Vincent
     Executive Vice                            2000      134,540       -0-             10,000                 1,257
     President and Chief                       1999      132,894       -0-                -0-                 1,158
     Financial Officer                         1998      132,692       -0-             19,000                 1,307

  Philip F. Nuzzo
     Vice President -                          2000      124,209       -0-             10,000                 1,183
     Marketing and                             1999      123,116       -0-                -0-                 1,195
     Product Development                       1998      123,269       -0-             19,000                 1,145

  Jeffery A. Baird                             2000      101,474       -0-                -0-                 1,013
     Corporate Controller                      1999       94,640       -0-                -0-                 1,002
     and Treasurer                             1998       93,846       -0-             14,000                   993

------------

(1) Includes contributions made by the Company on behalf of the named executive officers to the Company's 401(k) Plan and a term life insurance plan.

       The following table sets forth the grants of stock options to the executive officers named in the Summary Compensation Table who were granted stock options during the fiscal year ended April 30, 2000. The amounts shown for the named executive officers as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent over the exercise price of the options during the full terms of the options. No gain to the optionees is possible without an increase in stock price which will benefit all stockholders proportionately. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable Securities and Exchange Commission regulations. Actual gains, if any, on option exercises and holdings of Common Stock are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                     OPTION GRANTS IN THE FISCAL YEAR ENDED
                                 APRIL 30, 2000

                                                                                              Potential Realizable Value at
                                                                                              Assumed Annual Rates of Stock
                                                                                              Price Appreciation for Option
                                                  Individual Grants                                       Term
                           -----------------------------------------------------------------    -------------------------
                           Options         % of Total Options        Exercise
                           Granted        Granted to Employees        Price       Expiration
     Name                     (#)             in Fiscal Year          ($/Sh)         Date             5%            10%
--------------               ----            ---------------         -------       --------         -------       --------

William J. Lacourciere      40,000              17.8%               $6.00          2/16/10        $ 150,935      $ 382,498

Philip F. Nuzzo             10,000               4.4%                3.875         11/21/09          24,370         61,758

Joseph A. Vincent           10,000               4.4%                3.875         11/21/09          24,370         61,758
--------------

       The following table sets forth the number of shares of Common Stock acquired upon the exercise of options by the executive officers of the Company named in the Summary Compensation Table during the fiscal year ended April 30, 2000, the aggregate market value, net of exercise price, of such shares on the date of such exercise for each such executive officer and the number and value of options held by such officers at April 30, 2000.


                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR END OPTION VALUES

                                                          Number of Unexercised Securities        Value of Unexercised
                                                                     Underlying                   In-the Money Options
                                                              Options at April 30, 2000          at April 30, 2000 (1)
                                                              -------------------------          ---------------------
                            Shares
                           Acquired
     Name                on Exercise (#)  Value Realized    Exercisable        Unexercisable   Exercisable   Unexercisable
     ----                  -------------  --------------    -----------        -------------   -----------   -------------

William J. Lacourciere         -0-          $    -0-         63,333              56,667         $18,750          $  -0-

Joseph A. Vincent              -0-               -0-         32,666              16,334          12,500           10,000

Philip F. Nuzzo              1,500            8,156          42,666              16,334          35,000           10,000

Jeffery A. Baird             5,000           25,625          18,832               4,668          16,063             -0-

---------------

(1) In-the-money options are those where the fair market value of the underlying Common Stock exceeds the exercise price thereof. The value of in-the-money options is determined in accordance with regulations of the Securities and Exchange Commission by subtracting the aggregate exercise price of the options from the aggregate year-end market value of the underlying Common Stock.


       In October 1998, the Company established the Novametrix Medical Systems Inc. Director and Senior Officer Stock Retention Program. The purpose of the Stock Retention Program is to encourage the acquisition and retention of Company Common Stock by the directors and senior officers of the Company by providing them with loans to assist them in purchasing and/or continuing to own shares of Common Stock. Loans are for a term of three years and bear interest at the Applicable Federal Rate prescribed by the Internal Revenue Code of 1986. Pursuant to the Stock Retention Program, the Company has made loans to Mr. Lacourciere in the principal amount of $175,954 and to Mr. Vincent in the principal amount of $50,000.

COMPENSATION OF DIRECTORS

       The Company pays its directors who are not employees of the Company an annual fee of $7,500, a fee for each meeting of the Board of Directors of the Company attended of $1,000, and a fee for each telephone and committee meeting attended of $500. Directors are also reimbursed for out-of-pocket expenses incurred in attending meetings. In October 1999, the Company granted to each of Paul A. Cote and Vartan Ghugasian stock options to purchase 25,000 shares of Common Stock at a purchase price of $3.375 per share. In November 1999, the Company granted to Photios T. Paulson stock options to purchase 25,000 shares of Common Stock at a purchase price of $6.00 per share. In February 2000, the Company granted to William J. Lacourciere stock options to purchase 40,000 shares of Common Stock at a purchase price of $6.00 per share. The options granted to each of Mr. Cote, Mr. Ghugasian, Mr. Paulson and Mr. Lacourciere vest over a three-year period following the date of grant.

       Pursuant to the Stock Retention Program, the Company has made loans to Mr. Cote in the principal amount of $108,500, to Mr. Haythe in the principal amount of $100,000, and to Dr. Mahoney in the principal amount of $98,100.

EMPLOYMENT AGREEMENTS

       The Company has entered into an employment agreement with Mr. Lacourciere. The term of the employment agreement commenced as of June 1, 1988 and is automatically extended on an annual basis, unless a notice of non-extension is given by either party. The current term of the agreement, as so extended, expires on December 31, 2000. The employment agreement provided for an initial annual salary of $200,000, subject to increases based on increases in the Consumer Price Index and additional increases at the discretion of the Board of Directors. The salary under the employment agreement is currently $300,000 per year. The agreement also provides, in the event of the termination of Mr. Lacourciere's employment by the Company other than for cause, for a cash payment to Mr. Lacourciere equal to three times his average annual cash compensation during the five most recent taxable years of the Company ending before the date of such termination, less $1,000. In the event Mr. Lacourciere's employment with the Company is terminated at this time, such termination payment would be approximately $702,000. In the event of the occurrence of certain change of control events involving the Company without the approval of the Board of Directors, Mr. Lacourciere may terminate his employment with the Company during the one-year period following any such change of control event and such termination of employment would entitle him to the same termination payment. In November 1997, the Company and Mr. Lacourciere amended Mr. Lacourciere's employment agreement to provide Mr. Lacourciere with a retirement benefit upon his retirement from the Company at any time subsequent to his attaining age 65. The aggregate amount of the retirement benefit is equal to three times Mr. Lacourciere's average annual cash compensation during the five most recent taxable years of the Company ending prior to the date of his retirement and is payable in equal monthly installments over the three-year period commencing upon his retirement. The amendment also provides for a reduced retirement benefit for Mr. Lacourciere in the event of his retirement from the Company after attaining age 62 but prior to attaining age 65.

       The Company has also entered into an employment agreement with Thomas M. Patton, the President and Chief Operating Officer of the Company. The term of the employment agreement commenced as of May 22, 2000, expires on December 31, 2003 and is automatically extended on an annual basis, unless a notice of non-extension is given by either party. The employment agreement provides for an annual salary of $200,000, subject to increases at the discretion of the Board of Directors. The agreement also provides that in the event of the termination of Mr. Patton's employment by the Company other than for cause, the Company will continue to pay his base salary for one year after termination. In connection with the employment agreement, the Company has granted Mr. Patton a ten-year non-qualified stock option to purchase 375,000 shares of Common Stock which will vest annually over five years and is subject to immediate vesting if the price per share of the Company's Common Stock achieves certain levels. The agreement also provides that the stock options granted to Mr. Patton will fully vest upon a merger, consolidation or tender or exchange offer that results or would result in a change in control of the Company, or the sale of all or substantially all of the assets of the Company. Mr. Patton is prohibited under his agreement from engaging in any business in competition with the Company during the period of his employment with the Company and for one year thereafter.

       The Board of Directors of the Company has authorized the Company to enter into employment agreements with Mr. Vincent and Mr. Nuzzo. The employment agreements have not yet been prepared.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The Compensation Committee reviews and makes recommendations regarding the compensation for executive officers and other key employees of the Company, including salaries and bonuses. No member of the Compensation Committee is an executive of the Company. The current members of the Compensation Committee are Vartan Ghugasian (Chairman), Thomas M. Haythe and Steven J. Shulman. Mr. Haythe is a legal and business consultant and is the Company's general counsel. See "Certain Relationships and Related Transactions," below.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

       To the Company's knowledge, based solely on a review of copies of such reports furnished and confirmations that no other reports were required during the fiscal year ended April 30, 2000, its directors, executive officers and greater than 10 percent stockholders complied with all Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Thomas M. Haythe, a director of the Company, is an independent legal and business consultant and is the Company's general counsel. It is expected that Mr. Haythe will continue to render legal services to the Company in the future.

PERFORMANCE GRAPH

       The following performance graph compares the cumulative total shareholder return on the Company's Common Stock to the NASDAQ Stock Market-(US) Index and to the Standard and Poor's Medical Products and Supplies Index for the Company's last five fiscal years. The graph assumes that $100 was invested in each of the Company's Common Stock, the NASDAQ Stock Market-(US) Index and the Standard and Poor's Medical Products and Supplies Index on April 30, 1995 and that all dividends were reinvested.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                      AMONG NOVAMETRIX MEDICAL SYSTEMS INC.
                      THE NASDAQ STOCK MARKET (U.S.) INDEX,
          AND THE S & P HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) INDEX


                                    [GRAPH]



            * Assumes $100 investment in the common stock of Novametrix Medical Systems Inc., The NASDAQ Stock Market (U.S.) Index, and S&P Health Care (Medical Products), derived from compounded daily returns with dividend reinvestment on the exdate.


                                                                  CUMULATIVE TOTAL RETURN
-----------------------------------------------------------------------------------------------------------------------------------
                                          4/30/1995       4/28/1996        4/27/1997       5/3/1998       5/2/1999      4/30/2000
------------------------------------------------------ --------------- ---------------- -------------- -------------- -------------
Novametrix Medical Systems Inc.             100.00          203.70          114.81           188.89          74.07        66.67
------------------------------------------------------ --------------- ---------------- -------------- -------------- -------------
NASDAQ Stock Market (U.S.)                  100.00          142.55          150.90           225.63         309.43       469.13
------------------------------------------------------ --------------- ---------------- -------------- -------------- -------------
S&P Health Care Medical Products & Supplies 100.00          135.14          157.23           224.78         288.69       316.77
------------------------------------------------------ --------------- ---------------- -------------- -------------- -------------

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       The report of the Compensation Committee documents the Committee's policies regarding executive officer compensation. The Company's philosophy and objectives in setting compensation are (i) to offer levels of compensation which are competitive with those offered by other companies in similar businesses;
(ii) to compensate executives based on each executive's level of responsibility and contribution to the Company's business goals; (iii) to link compensation with the Company's financial performance; and (iv) to align the interests of the Company's executives with the interests of the Company's stockholders.

       Base Salary. Base salary is determined by level of responsibility, individual performance and Company performance, as well as by the need to provide a competitive package that allows the Company to retain key executives. After reviewing individual and Company performance and market studies on salaries at other companies of similar size, the Chief Executive Officer makes recommendations to the Compensation Committee concerning officers' salaries, other than his own. The Compensation Committee reviews and, with any changes it deems appropriate, approves these recommendations. Using the same review process, the Compensation Committee makes decisions pertaining to the Chief Executive Officer's salary. On the basis of the foregoing factors, for the 2001 fiscal year, the Compensation Committee has established an annual salary of $300,000 for William J. Lacourciere, the Chief Executive Officer of the Company.

       Executive Bonuses. Executive bonuses provide the opportunity for executive officers to earn additional compensation by achieving specific performance goals. The Company will pay a percentage of each participant's annual base salary as an annual bonus, provided the Company achieves specific performance objectives. These objectives are established by the Board of Directors of the Company at the beginning of each fiscal year in consultation with such executive officers.

       Stock Options. The Company periodically grants stock options to its executive officers and other key employees. The primary purpose of stock option grants is to align the interests of the Company's executive officers more closely with the interests of the Company's stockholders by offering the executives an opportunity to benefit from increases in the market price of the Company's Common Stock. Stock options provide long-term incentives that have enabled the Company to attract and retain key employees by encouraging their ownership of Common Stock. The stock option plans are administered by the Stock Option Committee of the Company's Board of Directors, which determines the persons who are to receive options and the number of shares to be subject to each option. In selecting individuals for options and determining the terms thereof, the Stock Option Committee may take into consideration any factors it deems relevant, including present and potential contributions to the success of the Company.

       Section 162(m) of the Internal Revenue Code of 1986 limits the deductibility of compensation exceeding $1 million to each of the Company's Chief Executive Officer and four other most highly compensated executive officers. Qualifying performance-based compensation meeting the requirements promulgated by the Internal Revenue Service in Treasury Regulations issued under
Section 162(m) is not subject to the deduction limit. In most cases, the Company intends to qualify its executive compensation arrangements to comply with such requirements.

                                      COMPENSATION COMMITTEE OF
                                        THE BOARD OF DIRECTORS:

                                                  Vartan Ghugasian, Chairman
                                                  Thomas M. Haythe
                                                  Steven J. Shulman

               II. APPROVAL OF THE NOVAMETRIX MEDICAL SYSTEMS INC.
                          2000 LONG TERM INCENTIVE PLAN

       The Board of Directors of the Company believes that attracting and retaining highly qualified key employees, consultants and directors is essential to the Company's growth and success. The Board of Directors also believes that important advantages to the Company are gained by a comprehensive compensation program which includes different types of incentives for motivating such individuals and rewards for outstanding service. In this regard, stock options and other stock-based awards have been and will continue to be an important element of the Company's compensation program because such awards enable employees and directors to acquire or increase their proprietary interest in the Company, thereby promoting a close identity of interests between such individuals and the Company's stockholders. Such awards also provide to employees and directors an increased incentive to expend their maximum efforts for the success of the Company's business.

       Only a limited number of shares remain available for stock option grants and stock-based awards under the current stock option and incentive plans of the Company. Such grants and awards have been an important aspect of the Company's compensation program in attracting and retaining senior executives, directors and other key personnel. The Board of Directors believes that it is in the interests of the Company and its stockholders that the ability of the Company to grant stock options and other stock-based awards be continued.

       On June 14, 2000, the Board of Directors unanimously adopted, subject to stockholder approval at the Meeting, the Novametrix Medical Systems Inc. 2000 Long Term Incentive Plan (the "Incentive Plan"). In authorizing grants of a range of awards, including options, restricted stock, performance awards and other stock-based awards, the Incentive Plan is intended to give the Company greater flexibility to respond to rapidly changing business, economic and regulatory requirements and conditions. In addition, such flexibility will enhance the ability of the Company to closely link compensation to performance. The Incentive Plan will not become effective unless approved by the holders of a majority of the shares of Common Stock present or represented and voting thereon at the Meeting. The text of the Incentive Plan is set forth in Exhibit A hereto.

       The following discussion of the material features of the Incentive Plan is qualified by reference to the text of the Incentive Plan set forth in Exhibit A hereto.

       Shares Subject to the Plan. Under the Incentive Plan, 650,000 shares of Common Stock will be available for issuance of awards. Shares distributed under the Incentive Plan may be either newly issued shares or treasury shares. If any shares subject to an Incentive Plan award are forfeited or the award is settled in cash or otherwise terminates without a distribution of shares, the shares subject to such award will again be available for awards under the Incentive Plan. Thus, for example, if an award is voluntarily surrendered in exchange for a new award, the shares that were subject to the surrendered award would be available for the new award (or other awards) under the Incentive Plan. The maximum number of shares of Common Stock which may be granted to any individual under the Incentive Plan in any one-year period shall not exceed 100,000 shares, subject to the adjustments described in the next paragraph.

       The Incentive Plan provides that, in the event of changes in the corporate structure of the Company affecting the Common Stock, the Stock Option Committee may adjust (i) the number and kind of shares which may be issued in connection with awards, (ii) the number and kind of shares issued or issuable in respect of outstanding awards, and (iii) the exercise price, grant price, or purchase price relating to any award, and the Stock Option Committee may also provide for cash payments relating to awards. The Stock Option Committee may also adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations or accounting principles. The Incentive Plan provided that, in connection with any merger or consolidation involving the Company, or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding awards under the Incentive Plan will become exercisable in full on and after (i) 15 days prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be.

       Eligibility. Any employee (including any officer or employee-director) of or consultant or other individual providing services to the Company and its subsidiaries is eligible to receive awards under the Incentive Plan. Directors of the Company who are not employees are eligible for grants of stock options under the Incentive Plan.

       Administration. The Incentive Plan will be administered by the Stock Option Committee of the Board of Directors. Subject to the terms and conditions of the Incentive Plan, the Stock Option Committee is authorized to designate participants who are employees, directors or consultants of the Company and its subsidiaries and affiliated companies, determine the type and number of awards to be granted, set terms and conditions of such awards, prescribe forms of award agreements, interpret the Incentive Plan, specify rules and regulations relating to the Incentive Plan, and make all other determinations which may be necessary or advisable for the administration of the Incentive Plan.

       Stock Options. The Stock Option Committee is authorized to grant stock options, including incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and nonqualified stock options. The exercise price per share of Common Stock subject to an option is determined by the Stock Option Committee, provided that the exercise price may not be less than the fair market value of the Common Stock on the date of grant. The term of each such option, the times at which each such option shall be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment, generally will be fixed by the Stock Option Committee, except no ISO will have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, or in stock, outstanding awards or other property (including notes or obligations to make payment on a deferred basis, such as through "cashless exercises") having a fair market value equal to the exercise price, as the Stock Option Committee may determine from time to time.

       Restricted Stock. The Incentive Plan also authorizes the Stock Option Committee to grant restricted stock. Restricted stock is an award of shares which may not be disposed of by participants and which may be forfeited in the event of certain terminations of employment prior to the end of a restriction period established by the Stock Option Committee. Such an award would entitle the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Stock Option Committee.

       Performance Awards. The Incentive Plan also authorizes the Stock Option Committee to grant performance awards to eligible employees. A performance award is an award which consists of a right (i) denominated or payable in cash, Common Stock, other securities or other property (including, without limitation, restricted securities), and (ii) which shall confer on the holder thereof rights valued as determined by the Stock Option Committee and payable to, or exercisable by, the holder of the performance award upon the achievement of such performance goals during such performance periods as the Stock Option Committee shall establish. Subject to the terms of the Incentive Plan and any applicable award agreement, performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted and the amount of any payment or transfer to be made pursuant to any performance award will be determined by the Stock Option Committee and by the other terms and conditions of any performance award.

       Other Stock-Based Awards. In order to enable the Company to respond to business, economic and regulatory developments, and to trends in executive compensation practices, the Incentive Plan authorizes the Stock Option Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock. The Stock Option Committee determines the terms and conditions of such awards, including consideration to be paid to exercise awards in the nature of purchase rights, the period during which awards will be outstanding, and forfeiture conditions and restrictions on awards.

       Other Terms of Awards. The flexible terms of the Incentive Plan will permit the Stock Option Committee to impose performance conditions with respect to any award. Such conditions may require that an award be forfeited, in whole or in part, if performance objectives are not met, or require that the time of exercisability or settlement of an award be linked to achievement of performance conditions.

       No awards may be granted under the Incentive Plan after December 31, 2009.

       Awards may be settled in cash, stock, other awards or other property, in the discretion of the Stock Option Committee. The Stock Option Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired Common Stock or other property surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the Incentive Plan may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution to a guardian or legal representative designated to exercise such person's rights and receive distributions under the Incentive Plan upon such person's death, or otherwise if permitted under Rule 16b-3 under the Exchange Act and by the Stock Option Committee.

       The Stock Option Committee may, however, grant awards alone or in addition to, in tandem with or in substitution for any other award under the Incentive Plan, other awards under other Company plans, or other rights to payment from the Company. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times. If an award is granted in substitution for another award, the participant must surrender such other award in consideration for the grant of the new award.

       The Board may amend, modify or terminate the Incentive Plan at any time provided that, unless required by law, (i) the number of shares of Common Stock available under the Incentive Plan may not be amended without stockholder approval (subject to certain provisions relating to adjustment as discussed above) and (ii) no amendment or termination of the Incentive Plan may, without a participant's consent, adversely affect any rights already accrued under the Incentive Plan by the participant. In addition, no amendment or modification shall, unless previously approved by the stockholders (where such approval is necessary to satisfy then applicable requirements of federal securities laws, the Code, or rules of any stock exchange on which the Common Stock is listed)
(i) in any manner affect the eligibility requirements of the Incentive Plan,
(ii) increase the number of shares of Common Stock subject to any award, (iii) change the purchase price of the shares of Common Stock subject to any award,
(iv) extend the period during which awards may be granted under the Incentive Plan or (v) materially increase the benefits to participants under the Incentive Plan.

       Unless earlier terminated by the Board of Directors, the Incentive Plan will terminate when no shares remain available for issuance and the Company has no further obligation with respect to any outstanding award.

       Federal Income Tax Implications of the Plan. The following description summarizes the material federal income tax consequences arising with respect to the issuance and exercise of awards granted under the Incentive Plan. The grant of an option (including a stock-based award in the nature of a purchase right) will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable Common Stock acquired on the date of exercise. The Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

       A participant's disposition of shares acquired upon the exercise of an option or other stock-based award in the nature of a purchase right generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option or other award, except that the Company will be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

       With respect to other awards granted under the Incentive Plan that may be settled either in cash or in Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of Common Stock or other property received. The Company will be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect under Section 83(b) of the Code to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.

       Section 162(m) of the Code limits deductibility of certain compensation for each of the Chief Executive Officer of the Company and the additional four executive officers who are highest paid and employed at year end to $1 million per year. The Company anticipates that action will be taken with respect to awards under the Incentive Plan to ensure deductibility.

       The Stock Option Committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy withholding and other tax obligations.

       The foregoing summarizes the material federal income tax consequences arising with respect to the issuance and exercise of awards granted under the Incentive Plan. Different tax rules may apply with respect to participants who are subject to Section 16 of the Exchange Act, when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute or within six months of an exempt grant of a derivative security under the Incentive Plan. This summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

       The Board of Directors recommends that the Company's stockholders vote FOR approval of the Incentive Plan. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such approval unless otherwise instructed in such Proxy.


              III. APPROVAL OF THE NOVAMETRIX MEDICAL SYSTEMS INC.
                        2000 EMPLOYEE STOCK PURCHASE PLAN

       On July 31, 2000, the Board of Directors of the Company adopted, subject to stockholder approval at the Meeting, the Novametrix Medical Systems Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan will not become effective unless approved by the holders of a majority of the shares of Common Stock present or represented and voting thereon at the Meeting. The text of the Plan is set forth in Exhibit B hereto.

       The following discussion of the material features of the Stock Purchase Plan is qualified by reference to the text of the Stock Purchase Plan set forth in Exhibit B hereto.

       Under the Stock Purchase Plan, an aggregate of One Hundred Thousand (100,000) shares of Common Stock will be made available for purchase by eligible employees of the Company, including employees who are directors and officers, through payroll deductions over successive six-month offering periods.

       The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. The purchase price of the Common Stock under the Stock Purchase Plan will be 85% of the last sales price per share of the Common Stock as quoted on the NASDAQ National Market System on either the first or last day of each six-month offering period, whichever is lower.

       Participating employees may authorize the Company to withhold up to ten percent of their compensation for the purpose of purchasing shares of Common Stock under the Stock Purchase Plan, subject to the limitation that no employee may purchase more than 1,000 shares of Common Stock under the Stock Purchase Plan in any six-month offering period, have more than $20,000 withheld from his compensation in any 12-month period or acquire rights under the Stock Purchase Plan which would permit such person's rights to purchase shares of Common Stock, when aggregated with rights held by such person under other such plans maintained by the Company or any subsidiary, to accrue at a rate which exceeds $25,000 in fair market value of such stock (as determined at the time of grant) during each calendar year in which such rights are exercisable. Employees who have been employed by the Company for less than six months or whose customary employment is not more than 20 hours per week and/or five months per year, as well as five percent or greater stockholders of the Company, are not eligible to participate in the Stock Purchase Plan.

       Under the provisions of Section 423 of the Code, an employee who elects to participate in the Stock Purchase Plan will not realize income at the time of the offering or when the shares of Common Stock which he purchases are transferred to him, and except as herein described, the Company will not be entitled to any deduction from income. If the employee retains the shares transferred to him under the Stock Purchase Plan for more than two years from the date of the offering of such shares and for more than one year from the date of the transfer of such shares to him, or if he dies while owning such shares, the employee will be required to include in income as compensation for the year in which he disposes of such shares or dies an amount equal to the lesser of (i) 15% of the fair market value of such shares on the offering date of the offering period in which such shares were purchased by him or (ii) the excess of the fair market value of such shares at the time of disposition or death over the purchase price. If, on the other hand, the employee disposes of such shares within the aforesaid two-year or one-year periods, the employee will be required to include in income as compensation for the year in which such disposition occurs an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price. In the event of a disposition within the aforesaid two-year or one-year periods, the Company will be entitled to a deduction from income equal to the amount the employee is required to include in income as compensation. Any gain or loss realized upon a disposition, other than amounts treated as compensation as aforesaid, will be treated as capital gain or loss.

       The Board of Directors recommends that the stockholders vote FOR approval of the Stock Purchase Plan. It is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in favor of such approval unless otherwise instructed in such Proxy.

       As of August 1, 2000, the Company had approximately 229 full-time employees. On August 1, 2000, the closing price per share of the Common Stock was $7.125.

              IV. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

       The Board of Directors of the Company has selected Ernst & Young LLP to serve as independent auditors for the Company for the fiscal year ending April 29, 2001. Such firm has examined the financial statements of the Company since the Company's inception. The Board of Directors considers Ernst & Young LLP to be eminently qualified.

       Although it is not required to do so, the Board of Directors is submitting its selection of the Company's auditors for ratification at the Meeting in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

       The Board of Directors recommends that the Company's stockholders vote FOR ratification of the selection of Ernst & Young LLP to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending April 29, 2001. It is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

       A representative of Ernst & Young LLP will be present at the Meeting with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.


                                V. OTHER MATTERS

       The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

MISCELLANEOUS

       If the accompanying form of Proxy is executed and returned, the shares represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted FOR the nominees proposed by the Board of Directors in the election of three Class B directors, FOR the approval of the Novametrix Medical Systems Inc. 2000 Long Term Incentive Plan, FOR the approval of the Novametrix Medical Systems Inc. 2000 Employee Stock Purchase Plan and FOR ratification of the Board of Directors' selection of independent auditors for the Company. Any Proxy may be revoked at any time before it is exercised by written notice to the Secretary of the Company. The casting of a ballot at the Meeting by a stockholder who may theretofore have given a Proxy, or the subsequent delivery of a Proxy, will have the effect of revoking the initial Proxy. All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors and employees of the Company and its subsidiaries personally, or by mail, telephone or telecopier, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

       It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

STOCKHOLDER PROPOSALS

       Stockholder proposals intended to be presented at the 2001 Annual Meeting of Stockholders of the Company must be received by the Company by April 25, 2001 in order to be considered for inclusion in the Company's Proxy Statement relating to such meeting.

ANNUAL REPORT ON FORM 10-K

       Copies of the Company's Annual Report on Form 10-K, including the financial statements for the fiscal year ended April 30, 2000, which has been filed with the Securities and Exchange Commission, will be sent without charge to stockholders to whom this Proxy Statement is mailed upon written request to the Chief Financial Officer, Novametrix Medical Systems Inc., 5 Technology Drive, Wallingford, Connecticut 06492.


August 23, 2000

                                                                       EXHIBIT A


                         NOVAMETRIX MEDICAL SYSTEMS INC.
                          2000 LONG TERM INCENTIVE PLAN


       SECTION 1. Purpose. The purposes of this Novametrix Medical Systems Inc. 2000 Long Term Incentive Plan (the "Plan") are to encourage selected employees, officers, directors and consultants of, and other individuals providing services to, Novametrix Medical Systems Inc. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

       SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

       "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

       "Award" shall mean any Option, Restricted Security, Performance Award, or Other Stock-Based Award granted under the Plan.

       "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

       "Board" shall mean the Board of Directors of the Company.

       "Cause", as used in connection with the termination of a Participant's employment, shall mean (i) with respect to any Participant employed under a written employment agreement with the Company or an Affiliate of the Company which agreement includes a definition of "cause," "cause" as defined in such agreement or, if such agreement contains no such definition, a material breach by the Participant of such agreement, or (ii) with respect to any other Participant, the failure to perform adequately in carrying out such Participant's employment responsibilities, including any directives from the Board, or engaging in such behavior in his personal or business life as to lead the Committee in its reasonable judgment to determine that it is in the best interests of the Company to terminate his employment.

       "Common Stock" shall mean the common stock of the Company, $.01 par value.

       "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

       "Committee" shall mean the Stock Option Committee or any other committee of the Board designated by the Board to administer the Plan and composed of not less than three non-employee directors.

       "Common Shares" shall mean any or all, as applicable, of the Common Stock and such other securities or property as may become the subject of Awards, or become subject to

Awards, pursuant to an adjustment made under Section 4(b) of the Plan and any other securities of the Company or any Affiliate or any successor that may be so designated by the Committee.

       "Employee" shall mean any employee of the Company or of any Affiliate.

       "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

       "Fair Market Value" shall mean (A) with respect to any property other than the Common Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee; and (B) with respect to the Common Shares, the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the high bid and low asked prices, in either case on the principal national securities exchange on which the Common Shares are listed or admitted to trading, or if the Common Shares are not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low asked prices in the over-the-counter market reported on NASDAQ on such date, whichever is applicable, or if there are no such prices reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the Fair Market Value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.

       "Good Reason", as used in connection with the termination of a Participant's employment, shall mean (i) with respect to any Participant employed under a written employment agreement with the Company or an Affiliate of the Company, "good reason" as defined in such written agreement or, if such agreement contains no such definition, a material breach by the Company of such agreement, or (ii) with respect to any other Participant, a failure by the Company to pay such Participant any amount otherwise vested and due and a continuation of such failure for 30 business days following notice to the Company thereof.

       "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

       "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option. Any stock option granted by the Committee which is not designated an Incentive Stock Option shall be deemed a Non-Qualified Stock Option.

       "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

       "Other Stock-Based Award" shall mean any right granted under Section 6(d) of the Plan.

       "Participant" shall mean any individual granted an Award under the Plan.

       "Performance Award" shall mean any right granted under Section 6(c) of the Plan.

       "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

       "Released Securities" shall mean securities that were Restricted Securities but with respect to which all applicable restrictions have expired, lapsed or been waived in accordance with the terms of the Plan or the applicable Award Agreement.

       "Restricted Securities" shall mean any Common Shares granted under
Section 6(b) of the Plan, any right granted under Section 6(b) of the Plan that is denominated in Common Shares or any other Award under which issued and outstanding Common Shares are held subject to certain restrictions.

       "Rule 16a-1" and "Rule 16b-3" shall mean, respectively, Rule 16a-1 and Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

       "Securities Act" shall mean the Securities Act of 1933, as amended.

       SECTION 3. Administration. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee or other individual under the Plan; (iii) determine the number and classification of Common Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vi) determine requirements for the vesting of Awards or performance criteria to be achieved in order for Awards to vest; (vii) determine whether, to what extent and under what circumstances cash, Common Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee. Notwithstanding the foregoing, the maximum number of Awards which may be granted to any one Participant under this Plan in any one-year period shall not exceed 100,000 Common Shares, subject to the adjustments provided in Section 4(b) hereof and no Awards under this Plan shall be granted after March 31, 2010.

       SECTION 4. Common Shares Available for Awards.

       (a)    Common Shares Available. Subject to adjustment as provided in
Section 4(b):

              (i) Calculation of Number of Common Shares Available. The number of Common Shares available for granting Awards under the Plan shall be 650,000, any or all of which may be based on Common Stock, any other security which becomes the subject of Awards, or any combination thereof. Initially 650,000 shares of Common Stock shall be reserved for Awards hereunder. Further, if, after the effective date of the Plan, any

       Common Shares covered by an Award granted under the Plan or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Common Shares or of other consideration, then the Common Shares covered by such Award or to which such Award relates, or the number of Common Shares otherwise counted against the aggregate number of Common Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, available for granting Awards under the Plan.

              (ii) Sources of Common Shares Deliverable Under Awards. Any Common Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Shares or of treasury Common Shares.

       (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar corporate transaction or event affects the Common Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of Common Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and kind of Common Shares (or other securities or property) subject to outstanding Awards, and
(iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Common Shares subject to any Award denominated in Common Shares shall always be a whole number.

       In connection with any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning directly or indirectly less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding Options under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding Options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding Options which are Incentive Stock Options to the extent permitted by Section 422(d) of the Code and such outstanding Options in excess thereof shall, immediately upon the occurrence of the event described in clause
(i) or (ii) of the foregoing sentence, be treated for all purposes of the Plan as Non-Qualified Stock Options and shall be immediately exercisable as such as provided in the foregoing sentence.

       SECTION 5. Eligibility. Any Employee, including any officer or employee-director of the Company or of any Affiliate, and any consultant of, or other individual providing services to, the Company or any Affiliate shall be eligible to be designated a Participant. A non-employee director shall be eligible to receive Non-Qualified Stock Options under the Plan.

       SECTION 6. Awards.

       (a) Options. The Committee is hereby authorized to grant to eligible individuals options to purchase Common Shares (each, an "Option") which shall contain the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

              (i) Exercise Price. The purchase price per Common Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant of such Option, or such other price as required under Subsection 6(a)(iv) hereof.

              (ii)   Time and Method of Exercise. Subject to the terms of
       Section 6(a)(iii), the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Common Shares, outstanding Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

              (iii) Exercisability Upon Death, Retirement and Termination of Employment. Subject to the condition that no Option may be exercised in whole or in part after the expiration of the Option period specified in the applicable Award Agreement:

              (A) Subject to the terms of paragraph (D) below, upon the death of a Participant while employed or within 3 months of retirement or disability as defined in paragraph (B) below, the Person or Persons to whom such Participant's rights with respect to any Option held by such Participant are transferred by will or the laws of descent and distribution may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Committee at the time of granting the Option, or (2) nine months after such Participant's death, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise such Option immediately prior to such Participant's death, and any Options not so exercisable will lapse on the date of such Participant's death;

              (B) Subject to the terms of paragraph (D) below, upon termination of a Participant's employment with the Company (x) as a result of retirement pursuant to a retirement plan of the Company or an Affiliate or disability (as determined by the Committee) of such Participant, (y) by the Company other than for Cause, or (z) by the Participant with Good Reason, such Participant may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Committee at the time of granting the Option, or (2) three months after the date of such termination, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise any Options immediately prior to such termination, and any Options not so exercisable will lapse on such date of termination;

              (C) Subject to the terms of paragraph (D) below, upon termination of a Participant's employment with the Company under any circumstances not described in paragraphs (A) or (B) above, such Participant's Options shall be canceled to the extent not theretofore exercised;

              (D) Upon (i) the death of the Participant, or (ii) termination of the Participant's employment with the Company (x) by the Company other than for Cause (y) by the Participant with Good Reason or (z) as a result of retirement or disability as defined in paragraph (B) above, the Company shall have the right to cancel all of the Options such Participant was entitled to exercise at the time of such death or termination (subject to the terms of paragraphs (A) or (B) above) for a payment in cash equal to the excess, if any, of the Fair Market Value of one Common Share on the date of death or termination over the exercise price of such Option for one Common Share times the number of Common Shares subject to the Option and exercisable at the time of such death or termination; and

            (E) Upon expiration of the respective periods set forth in each of paragraphs (A) through (C) above, the Options of a Participant who has died or whose employment has been terminated shall be canceled to the extent not theretofore canceled or exercised.

            (F) For purposes of paragraphs (A) through (D) above, the period of service of an individual as a director or consultant of the Company or an Affiliate shall be deemed the period of employment.

            (iv) Incentive Stock Options. The following provisions shall apply only to Incentive Stock Options granted under the Plan:

            (A) No Incentive Stock Option shall be granted to any eligible Employee who, at the time such Option is granted, owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of securities of the Company or of any Affiliate, except that such an Option may be granted to such an Employee if at the time the Option is granted the option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Shares (determined in accordance with Section 2) subject to the Option, and the Option by its terms is not exercisable after the expiration of five (5) years from the date the Option is granted; and

            (B) To the extent that the aggregate Fair Market Value of the Common Shares with respect to which Incentive Stock Options (without regard to this subsection) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. This subsection shall be applied by taking Options into account in the order in which they were granted. If some but not all Options granted on any one day are subject to this subsection, then such Options shall be apportioned between Incentive Stock Option and Non-Qualified Stock Option treatment in such manner as the Committee shall determine. For purposes of this subsection, the Fair Market Value of any Common Shares shall be determined, in accordance with Section 2, as of the date the Option with respect to such Common Shares is granted.

         (b)         Restricted Securities.

              (i) Issuance. The Committee is hereby authorized to grant to eligible Employees "Restricted Securities" which shall consist of the right to receive, by purchase or otherwise, Common Shares which are subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote such Common Shares or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

              (ii) Registration. Restricted Securities granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Securities granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Securities.

              (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's employment for any reason during the applicable restriction period, all of such Participant's Restricted Securities which had not become Released Securities by the date of termination of employment shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Securities. Unrestricted Common Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Securities promptly after such Restricted Securities become Released Securities.

       (c) Performance Awards. The Committee is hereby authorized to grant to eligible Employees "Performance Awards." Each Performance Award shall consist of a right, (i) denominated or payable in cash, Common Shares, other securities or other property (including, without limitation, Restricted Securities), and (ii) which shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the termination of a Participant's employment and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee and by the other terms and conditions of any Performance Award. The Committee shall issue performance goals prior to the commencement of the performance period to which such performance goals pertain.

       (d) Other Stock-Based Awards. The Committee is hereby authorized to grant to eligible Employees "Other Stock-Based Awards." Each Other Stock-Based Award shall consist of a right (i) which is other than an Award or right described in Section 6(a), (b) or (c) above and (ii) which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares) as are deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such right shall comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of Other Stock-Based Awards. Common Shares or other securities delivered pursuant to a purchase right granted under this Section 6(d) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Common Shares, other securities, other Awards, other property, or any combination thereof, as the Committee shall determine.

       (e)    General.

              (i) No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

              (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award, except that in no event shall an Incentive Stock Option be granted together with a Non-Qualified Stock Option in such a manner that the exercise of one Option affects the right to exercise the other. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other awards.

              (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Common Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments. In accordance with the above, the Committee may elect (i) to pay a Participant (or such Participant's permitted transferee) upon the exercise of an Option in whole or in part, in lieu of the exercise thereof and the delivery of Common Shares thereunder, an amount of cash equal to the excess, if any, of the Fair Market Value of one Common Share on the date of such exercise over the exercise price of such Option for one Common Share times the number of Common Shares subject to the Option or portion thereof so exercised or (ii) to settle other stock denominated Awards in cash.

              (iv)   Limits on Transfer of Awards.

              (A) Unless otherwise authorized by the Committee, no award (other than Released Securities), and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Securities, to the Company) and any such purported assignment, alienation, pledge, attachment, sale or other transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

              (B) Each award, and each right under any Award, shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative.

              (v) Terms of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten years from the date of its grant.

              (vi) Rule 16b-3 Six-Month Limitations. To the extent required in order to maintain the exemption provided under Rule 16b-3 only, any equity security offered pursuant to the Plan must be held for at least six months after the date of grant, and with respect to any derivative security issued pursuant to the Plan, at least six months must elapse from the date of acquisition of such derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

              (vii) Common Share Certificates. All certificates for Common Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Common Shares are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

              (viii) Delivery of Common Shares or Other Securities and Payment by Participant of Consideration. No Common Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Common Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Common Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

       SECTION 7. Amendments; Adjustments and Termination. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

       (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, subject to the Company's rights to adjust Awards under Sections 7(c) and (d), any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant, other holder or beneficiary of an Award, as the case may be; and provided further, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

              (i) increase the total number of Common Shares available for Awards under the Plan, except as provided in Section 4 hereof; or

              (ii) otherwise cause the Plan to cease to comply with any tax or regulatory requirement, including for these purposes any approval or other requirement which is or would be a prerequisite for exemptive relief from
Section 16(b) of the Exchange Act.

       (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, however, that, subject to the Company's rights to adjust Awards under Sections 7(c) and (d), any amendment, alteration, suspension, discontinuation, cancellation or termination that would impair the rights of any Participant or holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant or holder or beneficiary of an Award, as the case may be.

       (c) Adjustment of Awards Upon Certain Acquisitions. In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

       (d) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or non-recurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

       SECTION 8. General Provisions.

       (a) No Right to Awards. No Employee or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

       (b) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards; provided, however, that, no such delegation shall be permitted with respect to Awards held by Employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto or who are otherwise subject to such Section.

       (c) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

       (d) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Common Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

       (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

       (f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

       (g) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

       (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

       (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

       (j) No Fractional Common Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Common Shares or whether such fractional Common Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

       (k) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

       SECTION 9. Adoption, Approval and Effective Date of the Plan. The Plan shall be considered adopted and shall become effective on the date the Plan is approved by the Board; provided, however, that the Plan and any Awards granted under the Plan shall be void, if the shareholders of the Company shall not have approved the adoption of the Plan within twelve (12) months after the effective date, by a majority of votes cast thereon at a meeting of shareholders duly called and held for such purpose.

                                                                       EXHIBIT B

                         NOVAMETRIX MEDICAL SYSTEMS INC.
                        2000 EMPLOYEE STOCK PURCHASE PLAN


       1. Purpose. The purpose of the Novametrix Medical Systems Inc. Employee Stock Purchase Plan is to enable and encourage employees of the Company and its Subsidiaries to acquire the Company's Common Stock through payroll deductions to enable them to share in the economic prosperity of the Company.

       2.     Definitions.

              2.1    "Board" shall mean the Board of Directors of the Company.

              2.2 "Code" shall mean the Internal Revenue Code of 1986, as amended.

              2.3 "Committee" shall mean the Stock Option Committee of the Board.

              2.4 "Common Stock" shall mean shares of the Company's Common Stock, $.01 par value.

              2.5 "Company" shall mean Novametrix Medical Systems Inc., a Delaware corporation.

              2.6 "Compensation" shall mean the amount received by an Employee from the Company or a Subsidiary as salary or wages, but excluding (a) overtime pay, (b) bonuses, (c) sick pay, (d) contributions by the Company or any Subsidiary to any employee benefit plan of the Company or any Subsidiary and (e) compensation attributable to the exercise of stock options.

              2.7 "Eligible Employees" shall mean only those persons who on an Offering Date (a) are Employees and (b) who are not deemed for purposes of
Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary.

              2.8 "Employees" shall mean all persons employed by the Company or any Subsidiary, excluding persons (a) employed less than six (6) months, or
(b) whose customary employment is 20 hours or less per calendar week or (c) whose customary employment is for not more than five months per calendar year.

              2.9 "Exercise Date" shall mean the last business day of each Offering Period.

              2.10 "Fair Market Value" shall mean the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the last sale price reported on the NASDAQ SmallCap Market on such date, or the average of the closing high bid and low asked prices in the over-the-counter market on such date, whichever is applicable, or if there are no such prices reported on NASDAQ or in the over-the-counter market on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the Fair Market Value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.

              2.11 "Initial Offering Period" shall mean the period commencing on such date as shall be designated by the Committee (but no earlier than July 1, 2000) and ending on the next June 30 or December 31, whichever is sooner.

              2.12 "Normal Offering Period" shall mean the periods commencing January 1 and July 1 of each Plan Year and ending, respectively, on June 30 and December 31 of the same Plan Year. The first Normal Offering Period shall commence on the first business day following the end of the Initial Offering Period.

              2.13 "Offering" shall mean the offering of shares of Common Stock to Participants pursuant to the Plan that occurs on each Offering Date.

              2.14 "Offering Date" shall mean the first business day of each Offering Period.

              2.15 "Parent" shall mean any parent corporation of the Company within the meaning of Section 424(e) of the Code.

              2.16 "Participant" shall mean an Eligible Employee who elects to participate in the Plan and gives notice to the Company of such election in accordance with Section 5 hereof.

              2.17 "Plan" shall mean the Novametrix Medical Systems Inc. 2000 Employee Stock Purchase Plan as set forth herein.

              2.18 "Plan Year" shall mean the period commencing with the first day of the Initial Offering Period and ending on the next December 31 and, thereafter, each succeeding calendar year that the Plan is in effect.

              2.19 "Purchase Price" shall mean the cost of Common Stock acquired pursuant to the Plan as determined under Section 9 hereof.

              2.20 "Rules" shall mean the rules for administering the Plan adopted pursuant to Section 19 hereof.

              2.21 "Stock Purchase Account" shall mean the record of payments made by a Participant in accordance with Section 6 hereof which is required to be maintained in accordance with Section 7 hereof.

              2.22 "Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

       3. Shares Offered Pursuant to the Plan. The number of shares of Common Stock which may be offered under the Plan shall not exceed 100,000, subject to adjustment in accordance with Section 21 hereof. Such shares may be authorized but unissued shares, previously issued shares reacquired by the Company, or any combination thereof.

       4. Shares Purchased By Participants. Each Participant on an Offering Date shall be entitled to purchase from the Company, in the manner and on the terms herein provided, whole shares of Common Stock at the Purchase Price set forth in Section 9 hereof with amounts withheld or paid pursuant to Section 6 hereof during the Offering Period commencing on such Offering Date and ending on the next succeeding Exercise Date. Anything herein to the contrary notwithstanding, if any person entitled to purchase shares pursuant to any Offering hereunder would be deemed for purposes of Section 423(b)(3) of the Code to own stock (including any number of shares which such person would be entitled to purchase hereunder and under any other such plan maintained by the Company or any Subsidiary) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, the maximum number of shares which such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which, when added to the number of shares of stock of the Company which such person is so deemed to own (excluding any number of shares which such person would be entitled to purchase hereunder), is one less than such 5%.

       5. Participation in the Plan. Any Eligible Employee may become a Participant in the Plan by notifying the Company in writing of his intention to participate prior to the Offering Date on which an Offering commences. Such notice shall be in the form prescribed by the Rules and shall be delivered by hand or mailed, postage prepaid, to the Secretary of the Committee, or his designee.

       6.     Method of Payment For Shares.

              6.1 Payment for shares of Common Stock purchased hereunder shall be made by authorized payroll deductions from a Participant's Compensation pursuant to this Section 6.

              6.2 In his written notice to the Company pursuant to Section 5 hereof, a Participant shall authorize a deduction from the payment of his Compensation during each Offering Period of any full dollar amount; provided, however, that the minimum deduction shall be $10 per bi-weekly pay period and the maximum deduction shall be 10% of any payment of Compensation. The maximum deduction from a Participant's Compensation during any twelve month period shall be $20,000. A Participant may not change the amount of his deductions during an Offering Period, but may change the amount to be deducted for any subsequent Offering by filing notice thereof prior to the Offering Date on which such subsequent Offering commences in the manner provided in Section 5 hereof.

       7. Stock Purchase Accounts. A Stock Purchase Account shall be established and maintained in the name of each Participant. Amounts deducted from a Participant's Compensation pursuant to Section 6 hereof shall be credited to his Stock Purchase Account.

       8. Interest. No interest shall accrue or be payable to any Participant with respect to any amounts credited to his Stock Purchase Account.

       9. Purchase Price. The Purchase Price per share of the shares of Common Stock sold to Participants hereunder for any Offering shall be the lesser of 85% of the Fair Market Value per share of Common Stock on the (i) Offering Date or (ii) the Exercise Date.

       10. Purchase of Shares. If as of any Exercise Date there is credited to the Stock Purchase Account of a Participant an amount at least equal to the Purchase Price of one share of Common Stock, as determined in Section 9 hereof, for the Offering which expires on such Exercise Date, the Participant shall purchase from the Company at such Purchase Price the largest number of whole shares of Common Stock which can be purchased with the amount credited to his Stock Purchase Account. Anything herein to the contrary notwithstanding, a Participant may not purchase more than 1,000 shares of Common Stock in any Offering Period.

       11. Expiration of Offering. As of each Exercise Date the amount credited to the Stock Purchase Account of each Participant in the Offering which expires on such Exercise Date shall be charged with the aggregate Purchase Price of the shares of Common Stock purchased by the Participant on such Exercise Date. The remaining balance credited to his Stock Purchase Account shall be refunded to each Participant who files notice of his election to receive such a refund prior to such Exercise Date in the manner provided in Section 23 hereof. If no such notice is filed by a Participant and such Participant has not withdrawn from the Plan in accordance with Section 13 hereof, any remaining balance credited to his Stock Purchase Account shall be credited to his Stock Purchase Account for the next succeeding Offering hereunder.

       12.    Issuance of Shares; Stock Certificate.

              12.1 The shares of Common Stock purchased by a Participant on an Exercise Date shall, for all purposes, be deemed to have been sold at the close of business on such Exercise Date. Prior to that time, the Participant shall have none of the rights or privileges of a stockholder of the Company with respect to such shares.

              12.2 As soon as practicable after such Exercise Date, the Company shall issue and deliver a certificate for the number of shares of Common Stock purchased by a Participant on such Exercise Date, which certificate shall be registered either in the Participant's name or jointly in the names of the Participant and his spouse, with the right of survivorship, as the Participant shall designate in his notice to the Company pursuant to Section 23 hereof. The Participant may change such designation at any time by filing notice of the change in accordance with Section 23 hereof.

       13. Voluntary Withdrawal From the Plan. A Participant may withdraw from the Plan at any time by filing a notice of withdrawal in writing with the Company. Upon a Participant's withdrawal, the entire amount credited to his Stock Purchase Account shall be refunded to him. Any Participant who withdraws from the Plan may again become a Participant hereunder by filing notice in accordance with Section 5 hereof.

       14. Involuntary Withdrawal From the Plan. If a Participant ceases to be an Employee by reason of clauses (b) or (c) of Section 2.8 hereof, the entire credit balance in such Participant's Stock Purchase Account as of the effective date on which such Participant so ceased to be an Employee shall be used to purchase shares of Common Stock pursuant to Section 10 hereof on the next Exercise Date and any remaining balance credited to such Participant's Stock Purchase Account shall be refunded to him.

       15. Termination of Employment. If a Participant ceases to be an Employee other than by reason of clauses (b) or (c) of Section 2.8 hereof, the entire credit balance in such Participant's Stock Purchase Account shall be refunded to such Participant. If a Participant dies, the entire credit balance in such Participant's Stock Purchase Account shall be paid over to such Participant's estate.

       16. Procedure if Insufficient Shares Available. In the event that on any Exercise Date the aggregate funds available for the purchase of shares of Common Stock pursuant to Section 9 hereof would purchase a number of shares in excess of the number of shares then available for purchase under the Plan, the Committee shall proportionately reduce the number of shares which would otherwise be purchased by each Participant on such Exercise Date in order to eliminate such excess, the Plan shall automatically terminate immediately after such Exercise Date and any remaining balance credited to the Stock Purchase Account of a Participant shall be refunded to such Participant.

       17. Limitation on Right to Purchase. Anything herein to the contrary notwithstanding, no Participant shall be granted an option under this Plan which permits such Participant's rights to purchase Common Stock in any one calendar year, under this Plan and under all other stock purchase plans of the Company or any Parent or Subsidiary, to accrue at a rate which exceeds $25,000 of Fair Market Value of Common Stock (determined on the date the option is granted for each calendar year such option is outstanding). The purpose of the limitation in the preceding sentence is to comply with and shall be construed in accordance with Section 423(b)(8) of the Code.

       18. Rights Not Transferable. Rights to purchase shares under the Plan are exercisable only by the Participant during his lifetime and are not transferable other than by will or the laws of descent and distribution and any other purported transfer shall be null and void.

       19. Administration of the Plan. Subject to superseding action by the Board, the Committee shall have full power to administer the Plan. The Committee shall adopt Rules not inconsistent with the provisions of the Plan for its administration, including the form of all notices required hereunder. The Committee's interpretation and construction of the Plan and the Rules shall, subject as aforesaid, be final and conclusive.

       20. Amendment of the Plan. The Board may at any time, or from time to time, alter or amend the Plan in any respect, except that, without approval of the stockholders of the Company, no amendment may (i) change the number of shares reserved under the Plan other than as provided in Section 21 hereof or
(ii) reduce the Purchase Price per share as determined under Section 9 hereof.

       21.    Recapitalization and Corporate Reorganization.

              21.1 The aggregate number of shares of Common Stock reserved for purchase under the Plan as provided in Section 3 hereof, the maximum number of shares which a Participant may purchase in any Offering as provided in Section 10 hereof, and the Purchase Price per share as provided in Section 9 hereof shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company.

              21.2 Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any Offering hereunder shall pertain to and apply to the shares of stock of the Company, but a dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving or the resulting corporation, shall cause the Plan and any Offering hereunder to terminate and the entire amount credited to the Stock Purchase Account of each Participant hereunder shall be paid to such Participant.

       22. Expiration and Termination of the Plan. The Plan shall continue in effect through December 31, 2009 unless terminated prior thereto pursuant to
Section 21 hereof, provided that the Board of Directors shall have the right to terminate the Plan at any time. In the event of the expiration of the Plan or its termination pursuant to Section 21 hereof, the entire amount credited to the Stock Purchase Account of each Participant hereunder shall be refunded to the Participant.

       23. Notice. Any notice which a Participant files pursuant to the Plan shall be in the appropriate form prescribed by the Rules or, if no provision is made in the Rules for the particular kind of notice in question, such notice shall be in writing and shall be delivered by hand or mailed, postage prepaid, to the Secretary of the Committee, or his designee.

       24. Repurchase of Stock. The Company shall not be required to repurchase from any Participant any shares of Common Stock acquired by such Participant under the Plan.

       25. Alternative Contribution Methods. Anything herein to the contrary notwithstanding, in the event authorized payroll deductions from Employees' Compensation are not permitted by reason of the provisions of local law applicable to the Company or any Subsidiary, the Committee shall adopt an appropriate alternative method pursuant to which affected Employees may make payment for shares of Common Stock purchased hereunder. Payments made under an alternative contribution method shall be deemed to have been made pursuant to
Section 6 hereof.

                         NOVAMETRIX MEDICAL SYSTEMS INC.
            PROXY - Annual Meeting of Stockholders - October 3, 2000

                                  COMMON STOCK

       The undersigned, a stockholder of NOVAMETRIX MEDICAL SYSTEMS INC., does hereby appoint William J. Lacourciere and Joseph A. Vincent, or either of them, with full power of substitution, the undersigned's proxies, to appear and vote at the Annual Meeting of Stockholders to be held on October 3, 2000, or at any adjournments thereof, upon such matters as may come before the Meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

       The undersigned hereby instructs said proxies or their substitutes to vote as specified below on the following matters and in accordance with their judgment on other matters which may properly come before the Meeting.



1.     Election of Class B Directors.

For all nominees listed below [ ]          Withhold authority for all nominees listed [ ]
(except as marked to the contrary below)

                 John P. Mahoney, Photios T. Paulson and Steven J. Shulman

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
               THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

                 ----------------------------------------------

2.          Approval of the Novametrix Medical Systems Inc. 2000 Long Term Incentive Plan.
                        FOR [ ]        AGAINST [ ]          ABSTAIN [ ]

3.          Approval of the Novametrix Medical Systems Inc. 2000 Employee Stock Purchase Plan.
                        FOR [ ]        AGAINST [ ]          ABSTAIN [ ]

4.          Ratification of appointment of Ernst & Young LLP as independent auditors for the fiscal year ending April 29, 2001.
                        FOR [ ]        AGAINST [ ]          ABSTAIN [ ]

The Board of Directors favors a vote "FOR" each item.                          (Continued and to be Completed on Reverse Side)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO ITEM 1, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED, AND IF NO DIRECTION IS INDICATED AS TO ANY OF ITEMS 2, 3 OR 4, SUCH SHARES WILL BE VOTED FOR SUCH ITEM OR ITEMS.

IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) below exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the names of joint tenants or trustees, each joint tenant or trustee should sign.


                        Dated                                     , 2000
                             -------------------------------------


                                                                   (L.S.)
                             -------------------------------------


                                                                   (L.S.)
                             -------------------------------------
                             Stockholder(s) Sign Here


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.